SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of Earliest Event Reported)


                      NOVEMBER 22, 1995 (NOVEMBER 21, 1995)



                               AST RESEARCH, INC.
             (Exact name of registrant as specified in its charter)




                                    DELAWARE
                 (State or other jurisdiction of incorporation)



              0-13941                        95-3525565
       (Commission File Number)   (IRS Employer Identification No.)


          16215 ALTON PARKWAY
          IRVINE, CALIFORNIA                    92718
 (Address of principal executive offices)    (Zip Code)

                Registrant's telephone number, including area code
                                 (714) 727-4141


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)





ITEM 5.  OTHER EVENTS

On November 21, 1995, AST Research, Inc. (the "Company") announced the resignation of Bruce C. Edwards, executive vice president, chief financial officer and a board member, effective at the conclusion of the quarter ended December 30, 1995. A copy of the press release is attached to this report, and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number    Description

99 Press release issued by the Registrant on November 21, 1995, announcing the year-end departure of Bruce C. Edwards, executive vice president, chief financial officer, and a board member.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AST Research, Inc.
                         _______________________________________
                                       (Registrant)




                              By  Bruce C. Edwards
                                  Executive Vice President
                                    and Chief Financial Officer



Date:                             November 22, 1995